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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 2000


                              LIBERATE TECHNOLOGIES
             (Exact name of registrant as specified in its charter)



          Delaware                     000-26565                94-3245315
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


              2 Circle Star Way, San Carlos, California 94070-6200
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 701-4000

          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

         (a) On March 3, 2000, Liberate Technologies, a Delaware corporation, completed the acquisition of the interactive TV software product known as VirtualModem-TM- owned by SourceSuite LLC, together with related technology, intellectual property rights and other assets. The purchase of the VirtualModem assets was accomplished pursuant to a Merger Agreement and Plan of Reorganization dated January 12, 2000 (the "Merger Agreement"), by and among Liberate, Liberate Acquisition Co., Source Media, Inc., Insight Communications Company, Inc., Insight Interactive, LLC, SourceSuite LLC (a joint venture between Source Media and Insight Interactive) and SourceSuite Acquisition LLC.

         Pursuant to the Merger Agreement, Liberate purchased all of the VirtualModem software and all related tangible assets and intellectual properties related to the VirtualModem business in exchange for an aggregate of 1,772,000 shares of Liberate common stock. At the closing, Liberate and SourceSuite Acquisition LLC (now SourceSuite LLC) entered into a preferred content provider agreement for Liberate's promotion of SourceSuite LLC's programming assets, LocalSource-SM- and SourceGuide-SM-, as well as a programming services agreement for certain software development services to be provided by Liberate.

         (b) SourceSuite LLC, a joint venture owned by Source Media and Insight Interactive, is primarily engaged in the business of providing software products and services for interactive television technology. Liberate intends to continue to use the acquired assets in a similar manner.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements

         Combined financial statements of the Virtual Modem Business of Source Media, Inc. as of and for the years ended December 31, 1997 and 1998 and as of and for the nine month period ended September 30, 1999 and the Report of Independent Auditors thereon are incorporated by reference from the Registrant's Form S-1 filed on February 17, 2000, on pages F-34 through F-45.

    (b)  Pro Forma Financial Information

         Unaudited Pro Forma Condensed Combined Statements of Operations of Liberate Technologies and SourceSuite (Virtual Modem) for the six months ended November 30, 1999 and year ended May 31, 1999 and the unaudited Pro Forma Condensed Combined Balance Sheet of Liberate Technologies and SourceSuite (Virtual Modem) as of November 30, 1999 are incorporated by reference from the Registrant's Form S-1 filed on February 17, 2000, on pages F-46 through F-51.


    (c)  Exhibits

         EXHIBIT
         NO.        DESCRIPTION
         -------    -----------

         2.2* Merger Agreement and Plan of Reorganization with SourceSuite LLC, dated January 12, 2000.


                    * Previously filed as Exhibit 2.2 to Form S-1 (Reg. No.
                      333-95139).


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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by undersigned, thereunto duly authorized.

                                    Liberate Technologies

Date: March 16, 2000 by:              /s/ Nancy J. Hilker
                                    --------------------------

                                    Nancy J. Hilker,
                                    Vice President and
                                    Chief Financial Officer
                                    (Duly authorized officer and
                                    Principal Financial Officer)

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